INSPIRE
PEOPLE
FEEL
GOOD
LIVE
BETER
FEET FIRST

[graphic]

Brown Shoe Company
Investor Day 2012
June 27, 2012

Safe harbor statement -- Under the private securities litigation reform act of 1995

This presentation contains certain forward-looking statements and expectations regarding the company's future performance and the future performance of its brands. Such statements are subject to various risks and uncertainties that could cause actual results to differ materially. These risks include (i) changing consumer demands, which may be influenced by consumers' disposable income, which in turn can be influenced by general economic conditions; (ii) intense competition within the footwear industry; (iii) rapidly changing fashion trends and purchasing patterns; (iv) customer concentration and increased consolidation in the retail industry; (v) political and economic conditions or other threats to the continued and uninterrupted flow of inventory from China, where ASG has manufacturing facilities and both ASG and Brown Shoe Company rely heavily on third-party manufacturing facilities for a significant amount of their inventory; (vi) Brown Shoe Company’s ability to utilize its new information technology system to successfully execute its strategies, including integrating ASG’s business; (vii) the ability to recruit and retain senior management and other key associates; (viii) the ability to attract and retain licensors and protect intellectual property rights; (ix) the ability to secure/exit leases on favorable terms; (x) the ability to maintain relationships with current suppliers; (xi) compliance with applicable laws and standards with respect to lead content in paint and other product safety issues; (xii) the ability to source product at a pace consistent with increased demand for footwear; (xiii) the impact of rising prices in a potentially inflationary global environment; and (xiv) the ability of Brown Shoe Company to execute on the first phase of its portfolio realignment. The company's reports to the Securities and Exchange Commission contain detailed information relating to such factors, including, without limitation, the information under the caption Risk Factors in Item 1A of the company’s Annual Report on Form 10-K for the year ended January 28, 2012, which information is incorporated by reference herein and updated by the company’s Quarterly Reports on Form 10-Q. The company does not undertake any obligation or plan to update these forward-looking statements, even though its situation may change.  In this presentation, the company’s financial results are provided both in accordance with generally accepted accounting principles (GAAP) and using certain non-GAAP financial measures.  In particular, the company provides historic and estimated future operating earnings, net earnings and earnings per diluted share adjusted to exclude certain gains, charges and recoveries, which are non-GAAP financial measures.  These results are included as a complement to results provided in accordance with GAAP because management believes these non-GAAP financial measures help identify underlying trends in the company’s business and provide useful information to both management and investors by excluding certain items that may not be indicative of the company’s core operating results.  These measures should not be considered a substitute for or superior to GAAP results.  Please refer to the company’s website, brownshoe.com, for press releases dated March 3, 2010, March 15, 2011 and May 18, 2012, for a reconciliation of GAAP operating earnings, earnings and earnings per diluted share to adjusted operating earnings, earnings and earnings per diluted share.

BROWN SHOE COMPANY:     INSPIRE PEOPLE     FEEL GOOD     LIVE BETTER     FEET FIRST

[logo - Brown Shoe Company]

BROWN SHOE COMPANY:     INSPIRE PEOPLE     FEEL GOOD     LIVE BETTER     FEET FIRST

Our mission

INSPIRE
PEOPLE
FEEL
GOOD
LIVE
BETER
FEET FIRST
[graphic]

Our vision

MOST FAVORED
MOST VALUED
ON HER FEET
IN HER CLOSET

[graphic]

Our values

TRUST  &
TRANSPARENCY
PERSONAL
ACCOUNTABILITY
A PASSION
FOR WINNING

ALWAYS WITH THE INTEGRITY
BROWN SHOE COMPANY IS KNOWN FOR

[graphic]

Consumer trends

FAMILY

In the midst of a new baby boom, we realize the changing priorities and expectations of the modern family and the way they shop.  We need to redefine our approach, offer and experience (beyond marketing) in response to these changing values.  The attitudes and aspirations of the family are becoming increasingly in tune with the values of wellness.

[graphic]

BROWN SHOE COMPANY:     INSPIRE PEOPLE     FEEL GOOD     LIVE BETTER     FEET FIRST

Consumer trends

HEALTHY
LIVING

Wellness and Comfort extends beyond traditional fitness.  It is a holistic belief system that crosses through work, home, and social activities, and continues to grow in a variety of industries to engage those consumers who want life balance in their mind, body and spirit.

[graphic]

BROWN SHOE COMPANY:     INSPIRE PEOPLE     FEEL GOOD     LIVE BETTER     FEET FIRST

Consumer trends

CONTEMPORARY
FASHION

Fashion has transitioned over the last few years and become more accessible across price-points, resulting in new perspectives on modern style.  This represents a shift to a more personal, individual and meaningful relationship with fashion.

[graphic]

BROWN SHOE COMPANY:     INSPIRE PEOPLE     FEEL GOOD     LIVE BETTER     FEET FIRST

Three consumer platforms

[graphic]

CONTEMPORARY FASHION

[logo -Via Spiga]
[logo - Sam Edelman]
[logo - Franco Sarto]

FAMILY

[logo - Famous Footwear]
[logo - Shoes.com]

HEALTHY LIVING

[logo - Naturalizer]
[logo - Dr. Scholl's Shoes]
[logo - Ryka]

BROWN SHOE COMPANY:     INSPIRE PEOPLE     FEEL GOOD     LIVE BETTER     FEET FIRST

Strategic framework

Mission
To inspire people to feel good and live better....feet first!

Strategies
1. Focus on Three Consumer Platforms
•	Aligning people, leveraging brands and assets within each consumer platform
-	Family
-	Healthy Living
-	Contemporary Fashion

2. Evolve and Align the Portfolio with the Consumer Platforms
•	Manage businesses against strict financial expectations (hurdles)
•	Ensure alignment with consumer platforms
•	Relentlessly attacking SG&A and infrastructure costs
•	Acquisitions and divestitures

3. Drive Investment Returns
•	Meet ROI expectations on capital and expense investments
•	Elevating business intelligence
•	Drive real estate productivity

4. Create Consumer, Product and Innovation Culture
Prioritize:
•	Consumer-first
•	Product style
•	Innovation
Focus on:
•	Trust and transparency
•	Personal accountability
•	A passion for winning
•	Integrity

BROWN SHOE COMPANY:     INSPIRE PEOPLE     FEEL GOOD     LIVE BETTER     FEET FIRST

Why we believe in this strategic framework

Our strategic plan begins with the consumer, participates in the macro-consumer trends and leverages our core brands that fit naturally with the consumer platforms

Aligned with consumer growth opportunities

Company assets align well with the three consumer platforms

Creates differentiation for Brown Shoe Company

Sharpens the organization’s focus

. . . which will build shareholder value over the long term.

BROWN SHOE COMPANY:     INSPIRE PEOPLE     FEEL GOOD     LIVE BETTER     FEET FIRST

A strong base

[chart]
Top Women’s Fashion Footwear Wholesalers(1)

12ME May 2010
12ME May 2011
12ME May 2012

US$M
$900
$600
$300
$0

Nine West
Brown Shoe Company
Camuto
Deckers
Nike
Steve Madden
Skechers
Jimlar
H.H. Brown
Clarks
Collective

[chart]
Top Shoe Chain Retailers(2)

12ME May 2010
12ME May 2011
12ME May 2012

US$M
$2,000
$1,500
$1,000
$500
$0

DSW
Famous Footweawr
Shoe Carnival
Rack Room
Shoe Department
Shoe Show

(1) NPD Women's Famous Footwear POS Databese 12ME May; (2) NPD Consumer Panel Footwear Database 12ME May

BROWN SHOE COMPANY:     INSPIRE PEOPLE     FEEL GOOD     LIVE BETTER     FEET FIRST

Solid strategy for reaching long-term financial goals

Eliminated underperforming and poorly aligned assets

Becoming leaner, stronger and more profitable

Evolving and expanding portfolio through product, execution and omni-channel opportunties

Better positioned for success in 2013 and beyond.  We continue to deliver against our portfolio realignment efforts in 2012.   Long-term goals are to achieve adjusted ROIC of 15% and adjusted operating margin of 8%.

BROWN SHOE COMPANY:     INSPIRE PEOPLE     FEEL GOOD     LIVE BETTER     FEET FIRST

Today’s agenda

Time	Topic	Speaker	Location
10:00 a.m. ET	Brown Shoe Company strategic overview	Diane Sullivan	Via Spiga showroom
•President and CEO
10:30 a.m. ET	Famous Footwear overview	Led by Rick Ausick	Via Spiga showroom
•President Famous Footwear
11:30 a.m. ET	Break
11:40 a.m. ET	Healthy Living overview	Led by John Mazurk	Dr. Scholl’s Shoes showroom
•President Healthy Living
11:40 a.m. ET	Contemporary Fashion overview	Led by Jay Schmidt	Franco Sarto showroom
•President Contemporary Fashion
12:50 a.m. ET	Buffet lunch
1:00 p.m. ET	Brown Shoe Company financial strategy	Russ Hammer	Via Spiga showroom
•CFO
1:30 p.m. ET	Q&A	Led by Diane Sullivan	Via Spiga showroom

BROWN SHOE COMPANY:     INSPIRE PEOPLE     FEEL GOOD     LIVE BETTER     FEET FIRST

[logo - Brown Shoe Company]

BROWN SHOE COMPANY:     INSPIRE PEOPLE     FEEL GOOD     LIVE BETTER     FEET FIRST

[logo - Brown Shoe Company]

Famous Footwear
Rick Ausick - President, Famous Footwear
Will Smith - SVP, Retail Marketing
Brad Adams - SVP, D2C

BROWN SHOE COMPANY:     INSPIRE PEOPLE     FEEL GOOD     LIVE BETTER     FEET FIRST

Famous Footwear strengths

•	Focused on trend-right athletic and casual styles for family
•	Strong national brands consumers know and want
•	Powerful national footprint
•	Edited assortment of known brands
•	Easy to shop experience
•	Price and product strategy that consumers recognize as a value

[graphic]

BROWN SHOE COMPANY:     INSPIRE PEOPLE     FEEL GOOD     LIVE BETTER     FEET FIRST

Famous Footwear : growth strategy

[graphic]

Productivity Growth

Inventory
•	Edited brand assortment
•	Optimization of systems and logistics

Real Estate
•	National footprint
•	Portfolio optimization
•	Tighter financial criteria
•	New store openings

Consumer Engagement
•	Rewards
•	Mobile
•	Social
•	Web

PLUS
differentiated
marketing
approach

BROWN SHOE COMPANY:     INSPIRE PEOPLE     FEEL GOOD     LIVE BETTER     FEET FIRST

Inventory : focused brand assortment

Athletic

[logo - Nike]
[logo - Converse]
[logo - DC]
[logo - Reebok]
[logo - Vans]
[logo - Saucony]
[logo - Ryka]
[logo - New Balance]
[logo - Asics]
[logo - Puma]
[logo - Adidas]
[logo - K-Swiss]
[logo - Avia]

Women's

[logo - Skechers]
[logo - LifeStride]
[logo - Naturalizer]
[logo - BOC]
[logo - NaturalSoul by Naturalizer]
[logo - Madden Girl]
[logo - Rocket Dog]
[logo - EUROstep]
[logo - Bearpaw]
[logo - Fergalicious by Fergie]
[logo - Dr. Scholl's Shoes]

Men's

[logo - Skechers]
[logo - Timberland]
[logo - Dockers]
[logo - Dr. Scholl's Shoes]
[logo - Rockport]
[logo - Wolverine]
[logo - Dr. Martens]
[logo - Columbia]
[logo - Sperry]
[logo - Clarks]
[logo - Hi-Tech]
[logo - Steve Madden]

Kid's

[logo - Skechers]
[logo - Buster Brown]
[logo - Zodiac]
[logo - Unlisted]
[logo - Skechers Cali]
[logo - Timberland]
[logo - Sporto]
[logo - Columbia]
[logo - Sperry]

BROWN SHOE COMPANY:     INSPIRE PEOPLE     FEEL GOOD     LIVE BETTER     FEET FIRST

Inventory : optimization efforts

Current State
Upgraded planning and assortment system
Invested in key high-margin, long-lifecycle inventory
Added trend-right and core wide-width inventory
Aligned DCs to reduce costs, improved efficiency
Instituted dropship

Next Steps
Enhance fulfillment through advanced forecasts by store/item/size
Increase Famous.com dropship vendors
BROWN SHOE COMPANY:     INSPIRE PEOPLE     FEEL GOOD     LIVE BETTER     FEET FIRST

Inventory : edited brand assortment across our stores

[graphic]

BROWN SHOE COMPANY:     INSPIRE PEOPLE     FEEL GOOD     LIVE BETTER     FEET FIRST

 Real estate : national store footprint
[graphic]

LOCATIONS

[logo - Famous Footwear]

[graphic - map]

BROWN SHOE COMPANY:     INSPIRE PEOPLE     FEEL GOOD     LIVE BETTER     FEET FIRST

Real estate : portfolio optimization

[chart]

Sales per Sq. Ft.

22% Growth

US$
$220
$180
$140
$100

2008
2009
2010
2011
2012P
2013P
2014P

New stores
•	Stringent financial criteria set
–	Sales, sales PSF, ROS, ROIC
•	Success factors
–	Established centers
–	Mature trade areas
–	Consumer profile data
–	New design elements
–	Populate new outlet malls
Store closings
•	Aggressive timeline
•	Maximizing lease flexibility
 BROWN SHOE COMPANY:     INSPIRE PEOPLE     FEEL GOOD     LIVE BETTER     FEET FIRST

 Real estate : potential new store economics

2012 New Stores	Metrics
Store size	5,500 sq. ft.
CAPEX(1)	$115,000
Inventory	$240,000
Total initial investment	$355,000

2012 Unit Economics	Year 1	Year 3	Change
Sales	$1,175K	$1,325K	13%
Sales per sq. ft.	$214	$240	12%
After tax ROIC	8%	20%	1,200 bps

Note: composite average; (1) net of allowances

BROWN SHOE COMPANY:     INSPIRE PEOPLE     FEEL GOOD     LIVE BETTER     FEET FIRST

Real estate : planned 2012 to 2014 portfolio activity

Planned Store Openings
Number of Stores	Sales	Sales per Sq. Ft.	Operating Earnings
165	$230M	$240	$13M

Planned Store Closings
Number of Stores	Sales	Sales per Sq. Ft.	Operating (Loss)
190	$160M	$120	($7M)

			Potential
			Improvement
			$20M

Note:  store openings reflect average projected 3rd year (mature) performance for anticipated 2012 to 2014 store openings; store closings reflect rolling 12 month performance, excluding allocated fixed costs

 BROWN SHOE COMPANY:     INSPIRE PEOPLE     FEEL GOOD     LIVE BETTER     FEET FIRST

Consumer engagement : growing the business

[charts]

Millions
150
120
90
60
30

2011
+10 bps
+100 bps

Traffic
Conversion
Improvement

US$M
$1,800
$1,600
$1,400
$1,200

2011
+10 bps
+100 bps

Sales
Incremental

Sales $1.5B
+$6M
+$60M

•	106.6M Famous Footwear store visitors in 2011
–	Nearly 25% converted to consumers for total sales of $1.5B
–	10 bps improvement in conversion rate would add ~$6M in sales
–	Full percentage point of conversion rate growth would add ~$60M in sales
•	PLUS double-digit annual growth expected at Famous.com

BROWN SHOE COMPANY:     INSPIRE PEOPLE     FEEL GOOD     LIVE BETTER     FEET FIRST

Consumer engagement : growing Rewards(1) base

[chart]

Rewards Members

Millions
9.0
8.5
8.0
7.5
7.0

3Q'09
1Q'10
3Q'10
1Q'11
3Q'11
1Q'12

•	Total Rewards sales = $900M
–	60% of total sales
–	55% of web sales
•	Average annual spend
–	Single-channel = $100
–	Omni-channel = $160
•	Average annual transactions
–	Single-channel = 2.0
–	Omni-channel = 3.3
•	Retention rate
–	Single-channel = 50%
–	Omni-channel = 70%

(1) actively shopped in past 12 months, as of May 2012; 12 million Rewards consumers actively shopped over past 24 months

Consumer engagement : omni-channel

Current State
•	138 million online impressions
•	Over 29 million visits
•	More than 9,000 skus
•	1+ million in smartphone purchases via Famous Footwear mobile site
•	2011 gross sales growth of 44%
•	Expect > 2 million store locator visits in 2012

Expected State
Naturally evolve Famous Footwear consumer experience

Intuitively and systematically connect our stores, websites and home delivery platforms

Provide a simple and repeatable shopping experience

BROWN SHOE COMPANY:     INSPIRE PEOPLE     FEEL GOOD     LIVE BETTER     FEET FIRST

[graphic - Famous Footwear website]

BROWN SHOE COMPANY:     INSPIRE PEOPLE     FEEL GOOD     LIVE BETTER     FEET FIRST

Consumer engagement : social and interactive

Digital world opportunity
•	Lower cost
•	Higher brand engagement
•	Driving store traffic
•	Paths to web shopping
•	Price clarity
•	Web branding critical

BWS omni-channel opportunity
•	Inventory, assortment, fulfillment
•	Consumer engagement
•	Empowered Associates

[graphic]

Brand differentiating marketing

[graphic]

BROWN SHOE COMPANY:     INSPIRE PEOPLE     FEEL GOOD     LIVE BETTER     FEET FIRST

Vision

WE WILL BE
THE PLACE OF CHOICE
WHERE AMERICAN FAMILES WIN
WHEN SHOPPING FOR
BRAND NAME SHOES

BROWN SHOE COMPANY:     INSPIRE PEOPLE     FEEL GOOD     LIVE BETTER     FEET FIRST

OUR PROMISE TO YOU IS SIMPLE: FAMOUS BRANDS FAMOUSLY EASY TO SHOP SO THE WHOLE FAMILY WINS

[graphic]

BROWN SHOE COMPANY:     INSPIRE PEOPLE     FEEL GOOD     LIVE BETTER     FEET FIRST

Value proposition

[logo - Converse]
[logo - Nike]
[logo - Sperry]
[logo - DC]
[logo - Adidas]
[logo - New Balance]
[logo - Fergalicious by Fergie]
[logo - Dockers]
[logo - Reebok]
[logo - Saucony]
[logo - Carlos by Carlos Santana]
[logo - Steve Madden]
[logo - Naturalizer]
[logo - Franco Sarto]
[logo - Skechers]
[logo - Vans]
[logo - BOC]
[logo - Crocs]
[logo - Bearpaw]

HUNDREDS
OF BRANDS
THOUSANDS OF STYLES
COUNTLESS VICTORIES

[graphic]

BROWN SHOE COMPANY:     INSPIRE PEOPLE     FEEL GOOD     LIVE BETTER     FEET FIRST

[graphic]

FAMOUSLY EASY

ASSORTMENT
Sought-after brands, must-have styles, tried-and-true classics

CONVENIENCE
Shop for your whole family under one roof

SERVICE
Knowledgeable sales associates

FULFILLMENT
If you can't find it, we'll ship it

LOCATIONS
1,100 stores, online or on-the-go

[logo - Famous Footwear] VICTORY IS YOURS

FAMOUSLY EASY.
IF YOU CAN'T FIND IT, WE'LL SHIP IT.

[logo - Famous Footwear]

BROWN SHOE COMPANY:     INSPIRE PEOPLE     FEEL GOOD     LIVE BETTER     FEET FIRST

FAMOUSLY EASY.
1,100 STORES.  FAMOUS.COM.  MOBILE.

[logo - Famous Footwear]

BROWN SHOE COMPANY:     INSPIRE PEOPLE     FEEL GOOD     LIVE BETTER     FEET FIRST

FAMOUS BRANDS.
FAMOUSLY EASY.
VICTORY IS YOURS

[logo - Famous Footwear]

BROWN SHOE COMPANY:     INSPIRE PEOPLE     FEEL GOOD     LIVE BETTER     FEET FIRST

[graphic]

BROWN SHOE COMPANY:     INSPIRE PEOPLE     FEEL GOOD     LIVE BETTER     FEET FIRST

Pathway to Victory

•	Diversify media mix
•	Integrate and elevate in-store imagery and product storytelling
•	Drive category leadership around family-shop
•	Enhance and extend digital, social and consumer engagement tactics

[graphic]

BROWN SHOE COMPANY:     INSPIRE PEOPLE     FEEL GOOD     LIVE BETTER     FEET FIRST

New campaign : highlights

•	Showcases brands
•	Incredible shoe shots
•	Insight into mind of Mom and Dad
•	Consistent
•	Build each season

FAMOUS BRANDS.
FAMOUSLY EASY.
VICTORY IS YOURS

[logo - Famous Footwear]

[graphic]

[logo - Famous Footwear]

New campaign : examples

•	Nike
•	Sperry
•	Adidas
•	New Balance
•	DC
•	Nike

FAMOUS BRANDS.
FAMOUSLY EASY.
VICTORY IS YOURS

[logo - Famous Footwear]

[graphic]

[logo - Famous Footwear]

2012 Back to School media highlights

Continue to employ media we know works, while diversifying to extend reach and increase coverage to more stores

Media we know works....
•	National TV remains core of plan
•	News/weather/traffic radio in 39 local markets
•	BTS print tab with BOGO messaging

New media for BTS 2012
•	National TV expanded to include network early morning
•	Cinema added to extend local coverage to more markets
•	Outdoor booked for four weeks in 38 markets
•	Pandora added for eight weeks to support BOGO
•	Online advertising will distribute coupon offers

BROWN SHOE COMPANY:     INSPIRE PEOPLE     FEEL GOOD     LIVE BETTER     FEET FIRST

New elevated contemporary imagery

[graphic]

BROWN SHOE COMPANY:     INSPIRE PEOPLE     FEEL GOOD     LIVE BETTER     FEET FIRST

HOW VICTORY COMES TO LIFE IN OUR STORES

[graphic]

[Logo - Famous Footwear]

Our Victory will come through...

[graphic]

•	National brand impact
–	Known, wanted brands
•	Easy shopping experience
–	National footprint
–	Targeting family with product and convenience
–	Service model gives consumers what they want
•	Better consumer engagement
–	Rewards
–	Social/digital shopping
•	Productivity growth
–	Inventory, real estate, marketing

BROWN SHOE COMPANY:     INSPIRE PEOPLE     FEEL GOOD     LIVE BETTER     FEET FIRST

FAMOUS BRANDS.
FAMOUSLY EASY.
VICTORY IS YOURS

[logo - Famous Footwear]

BROWN SHOE COMPANY:     INSPIRE PEOPLE     FEEL GOOD     LIVE BETTER     FEET FIRST

[logo - Brown Shoe Company]

Famous Footwear

BROWN SHOE COMPANY:     INSPIRE PEOPLE     FEEL GOOD     LIVE BETTER     FEET FIRST

[logo - Brown Shoe Company]

Healthy Living
John Mazurk - President
John Malpiedi - GM, Naturalizer Brands
Deb Krivelow - GM, LifeStride
Keith Duplain - GM, Dr. Scholl’s Shoes
Tim Joyce - GM, Avia and Ryka
Dave Vattes - Director, Footwear Innovation

BROWN SHOE COMPANY:     INSPIRE PEOPLE     FEEL GOOD     LIVE BETTER     FEET FIRST

Healthy Living : creating a marketplace advantage

Strategy
•	Product
–	Comfort plus additional measurable benefit
•	Community
–	Connection to something bigger... a better way to engage
•	Knowledge
–	Helping people make smarter choices to achieve their healthy living goals

Tactics
•	F.I.T.
–	Established Footwear Innovation Team to create, improve, test, commercialize
•	Consumer driven
–	Immersed in lifestyle to create end-use solutions and improvements...feet first
•	Communicate
–	Product storytelling : benefits, authentic features, multiple touch points

BROWN SHOE COMPANY:     INSPIRE PEOPLE     FEEL GOOD     LIVE BETTER     FEET FIRST

[logo - Naturalizer]

[graphic]

•	Brand : first American footwear brand designed exclusively for women
–	85 year heritage of delivering innovative comfort, fit and style
•	Consumer : 8M women buy Naturalizer annually in U.S.
–	Busy 24/7 life -- wants shoes that feel as good at end of day as at beginning
•	Strengths : top 10 U.S. fashion footwear brand
–	Available in > 4,000 retail locations in 62 countries

BROWN SHOE COMPANY:     INSPIRE PEOPLE     FEEL GOOD     LIVE BETTER     FEET FIRST

DESIGNED FOR YOUR TERRAIN.

Your life is your path. Your shoes are your vehicles. N5 Comfort Technology is the driving force to get your there - anywhere & everywhere - you need to be. From day-to-night, work-to-weekend.

[graphic]

BROWN SHOE COMPANY:     INSPIRE PEOPLE     FEEL GOOD     LIVE BETTER     FEET FIRST

[logo - LifeStride]

•	Brand : enabling women to move from work to weekend in their own unique style
–	For over 70 years
•	Consumer : women who want trend-right footwear
–	At an affordable price
–	For their on-the-go lifestyle
–	No. 2 women’s fashion footwear brand in shoe chains(1)
•	Strength : comfort, followed by value and style
–	No. 1 reason consumers purchase LifeStride(2)

(1) NPD three-months ended April 2012, excludes private label
(2) Consumer Experience Study, December 2011

[graphic]

BROWN SHOE COMPANY:     INSPIRE PEOPLE     FEEL GOOD     LIVE BETTER     FEET FIRST

LifeStride SoftSystem : science behind technology

Pressure mapping comparison

Before       After
[graphic]       [graphic]

•	Soft delivers an all day comfort experience
–	Lower pressure
–	Optimum flexibility
–	Provides cushioning
–	Increases foot contact and comfort perception
–	Conforms to custom footprint
–	Less foot fatigue
–	Increases range of motion when walking

BROWN SHOE COMPANY:     INSPIRE PEOPLE     FEEL GOOD     LIVE BETTER     FEET FIRST

[logo - Dr. Scholl's Shoes]
[graphic]

•	Brand : Authentic American lifestyle brand
–	97% consumer awareness
–	100 years of making feet feel good
•	Consumer : attracts broad range via multiple channels
–	Men and women who live active, healthy lives in relaxed style
•	Strength : footwear that incorporates comfort, innovation and fashion at a real value to consumers

BROWN SHOE COMPANY:     INSPIRE PEOPLE     FEEL GOOD     LIVE BETTER     FEET FIRST

Dr. Scholl’s Shoes : product strategy

[graphic]

DESIGN ICONIC PRODUCT

BRAND HERITAGE
AUTHENTIC AMERICAN BRAND
UNDERSTANDING OF FOOT HEALTH
MERCK RELATIONSHIP

UNDERSTANDING CONSUMERS
CONSUMER RESEARCH
MARKET & TREND INSIGHTS
INSPIRATION TRIPS

INNOVATION
FOOTWEAR INNOVATION TEAM
NEW DESIGN DIRECTOR
DESIGN PRODUCT FROM THE INSIDE OUT

[graphic - True Flex]
[graphic - Free StepTM]
[graphic - True LiteTM]
[graphic - Free StepTM]

BROWN SHOE COMPANY:     INSPIRE PEOPLE     FEEL GOOD     LIVE BETTER     FEET FIRST

[logo - Avia]

[graphic]

•	Brand : founded in 1979 on a passion to provide footwear for serious athletes
–	As technology advanced, so did we -- developing innovative shoe designs that revolutionized athletic footwear
•	Consumer : active fitness minded adults -- health and wellness take precedence
•	Strength : 33 year commitment to the gym and sports-minded enthusiasts

BROWN SHOE COMPANY:     INSPIRE PEOPLE     FEEL GOOD     LIVE BETTER     FEET FIRST

[logo - Avia]

[graphic]

BROWN SHOE COMPANY:     INSPIRE PEOPLE     FEEL GOOD     LIVE BETTER     FEET FIRST

[logo - Ryka]

[graphic]

•	Brand : the women only sport company for 25 years
–	Dedicated to innovative solutions for women’s athletic gear
•	Consumer : unique, loyal consumer who relies on Ryka for style, performance
–	Values involvement in women’s social causes
•	Strength : Ryka stands out in a cluttered athletic footwear industry
–	Exclusive women’s athletic brand addressing women’s physical and social needs

BROWN SHOE COMPANY:     INSPIRE PEOPLE     FEEL GOOD     LIVE BETTER     FEET FIRST

[logo - ryka]

[graphic]

[graphic - shoe]
Outsole grade EVA
Proprietary low density foam
Structured overlays for support

[graphic - shoe]
Staggered flex channels
(2) Outsole grade EVA
Deep flex vents
Higher side walls for medial control
(1) Low density foam

BROWN SHOE COMPANY:     INSPIRE PEOPLE     FEEL GOOD     LIVE BETTER     FEET FIRST

[logo - Brown Shoe Company]

Healthy Living

BROWN SHOE COMPANY:     INSPIRE PEOPLE     FEEL GOOD     LIVE BETTER     FEET FIRST

[logo - Brown Shoe Company]

Contemporary Fashion
Jay Schmidt - President
Donna Siciliano - SVP and GM, Franco Sarto
Jennifer Masella - VP and GM, Image Brands

BROWN SHOE COMPANY:     INSPIRE PEOPLE     FEEL GOOD     LIVE BETTER     FEET FIRST

Contemporary Fashion : approach and mission

Approach
•	Constant flow of product addresses modern, on-trend customer who....
–	Loves fashion
–	Wants it more often
–	Uses trend as a key determinant to purchase
•	Accessibility across multiple price-points : requires a well-balanced brand portfolio

Mission
•	Drive business by...
–	Investing in talent
–	Producing best-in-class footwear
–	Unleashing superior value across each brand
•	Product-first culture
–	Investing in design, product development
•	Profit-focused objective
–	Renewed disciplines
–	Expanding best practices

BROWN SHOE COMPANY:     INSPIRE PEOPLE     FEEL GOOD     LIVE BETTER     FEET FIRST

[logo - Vince]

[graphic]

“The new Vince footwear line will stand out in the contemporary market for its easy, effortless wearability.”
–	Carla DeFreitas, design director
•	Footwear license based on successful sportswear line
•	Relaxed, luxury, casual footwear
–	Launched February 2012
–	Sourced in Italy
•	Key top-tier account placement

BROWN SHOE COMPANY:     INSPIRE PEOPLE     FEEL GOOD     LIVE BETTER     FEET FIRST

[logo - Vince]

[graphic]

BROWN SHOE COMPANY:     INSPIRE PEOPLE     FEEL GOOD     LIVE BETTER     FEET FIRST

[logo - Vera Wang]

•	Footwear vision : youthful and eclectic
–	Pairing unique materials with unexpected detailing
•	New brand identity for fall 2012
•	Redefine wear to work category
•	Explode signature jeweled fashion footwear

[graphic]

BROWN SHOE COMPANY:     INSPIRE PEOPLE     FEEL GOOD     LIVE BETTER     FEET FIRST

Fall 2012 Campaign
: Elle
: Harper’s Bazaar
: Vogue
: W

[graphic]

[logo - Vera Wang]

[logo - Via Spiga]

[graphic]

"Via Spiga is a brand that has stood out to me.  It’s very exciting to meet this challenge with a brand that aligns with my personal design philosophy.”
–	Edmundo Castillo, creative director
•	Continue brand elevation
–	Ensure strong fall 2012 launch -- retail events, social media, PR and marketing initiatives
–	Grow profitable top-tier accounts

BROWN SHOE COMPANY:     INSPIRE PEOPLE     FEEL GOOD     LIVE BETTER     FEET FIRST

[logo - Via Spiga]

[graphic]

Fall 2012 Campaign
Elle :
Harper’s Bazaar :
Vogue :

[logo - Sam Edelman]

[graphic]

•	Creative visionary and legend in footwear industry
•	Shoes built straight from the hottest trends and runways around the world
–	At a price-point every woman can afford
•	Imaginative, trend-on, must-have shoes
–	Seen everywhere from the hottest fashion magazines to the soles of A-list celebrities

BROWN SHOE COMPANY:     INSPIRE PEOPLE     FEEL GOOD     LIVE BETTER     FEET FIRST

[logo - Sam Edelman]

[graphic]

BROWN SHOE COMPANY:     INSPIRE PEOPLE     FEEL GOOD     LIVE BETTER     FEET FIRST

[logo - Franco Sarto]

[graphic]

•	Founded in 1991
–	Continues to deliver superbly crafted, modern fashion footwear
•	Three-tiered strategy
–	Drive elevated fashion to better department store consumers via Artist's Collection
–	Intensify core assortments, depth and strategies
–	Successes and learnings being translated to Studio Paolo and Nickels brands at mid-tier

[graphic]

BROWN SHOE COMPANY:     INSPIRE PEOPLE     FEEL GOOD     LIVE BETTER     FEET FIRST

Fall 2012 Campaign
: Vogue

[graphic]

[logo - Franco Sarto]

[logo - Carlos by Carlos Santana]

[graphic]

“Music inspired my collection. The beauty of color, the beauty of symmetry, the beauty of passion… all of that together really makes a beautiful shoe.”
–	Carlos Santana
•	The Sound of Style
–	Vibrant colors, textured materials and details
–	The woman who dresses to be noticed
–	Strong Latino following
–	Macy’s is key customer

BROWN SHOE COMPANY:     INSPIRE PEOPLE     FEEL GOOD     LIVE BETTER     FEET FIRST

[logo - Carlos by Carlos Santana]

[graphic]

BROWN SHOE COMPANY:     INSPIRE PEOPLE     FEEL GOOD     LIVE BETTER     FEET FIRST

[logo - Fergie Footwear]

“As we enter the fifth year of this partnership, I couldn’t be happier.  These lines reflect my style - feminine, fun and sexy...”
–	Fergie, Grammy Award-winning artist
•	Two-tier strategy
•	New design director
–	Carlos Molina
•	Confident, chic footwear with glam rock influence
•	Continue to maximize Fergie name through all PR/media channels

[graphic]

BROWN SHOE COMPANY:     INSPIRE PEOPLE     FEEL GOOD     LIVE BETTER     FEET FIRST

[logo - Fergie Footwear]

[graphic]

BROWN SHOE COMPANY:     INSPIRE PEOPLE     FEEL GOOD     LIVE BETTER     FEET FIRST

Contemporary Fashion : summary

•	Investment in talent

•	Best-in-class product

•	Relevant brand portfolio

•	Superior value across
each brand

[graphic]

BROWN SHOE COMPANY:     INSPIRE PEOPLE     FEEL GOOD     LIVE BETTER     FEET FIRST

[logo - Brown Shoe Company]

Contemporary Fashion

BROWN SHOE COMPANY:     INSPIRE PEOPLE     FEEL GOOD     LIVE BETTER     FEET FIRST

[logo - Brown Shoe Company]

Financial Overview
Russ Hammer, CFO

BROWN SHOE COMPANY:     INSPIRE PEOPLE     FEEL GOOD     LIVE BETTER     FEET FIRST

Why Brown Shoe Company

1.	Strong portfolio of brands aligned with consumer trends
2.	Executing against portfolio realignment efforts
3.	Targeting long-term earnings growth
4.	Well positioned balance sheet
5.	Strong management team

[graphic]

Not the same Brown Shoe Company...
focused, dynamic and executing for improvement

BROWN SHOE COMPANY:     INSPIRE PEOPLE     FEEL GOOD     LIVE BETTER     FEET FIRST

1. Strong portfolio of brands

Aligned with long-term consumer trends

Family

● Famous Footwear : a leading footwear chain

[chart]

$2,000
$1,000
$0

Sales
US$M

DSW
Famous Footwear
Shoe Carnival
Rack Room
Shoe Dept.
Shoe Show

NPD Consumer Panel TTM May 2012

Wholesale

● Contemporary Fashion
- Fastest growing part of wholesale portfolio

● Healthy Living
- Diversified across mass, mid-tier, department store channels

[chart]

$900
$450
$0

Sales
US$M

Nine West
Brown Shoe Co.
Camuto
Deckers
Nike
Steve Madden

NPD POS Women's Fashion Footwear TTM May 2012

BROWN SHOE COMPANY:     INSPIRE PEOPLE     FEEL GOOD     LIVE BETTER     FEET FIRST

2.   Executing against portfolio realignment

Event	Timing of Completion	Timing of Benefit	Revenue Reduction	Cash & Non-Cash Costs	SG&A Savings	EBIT Benefit
Infrastructure				$17	$7	$7
Closed Sun Prairie distribution center	1Q’12	2Q’12
Closed China factory	4Q’11	2012
Closing Sikeston distribution center	2H’12	2013
Other cost reduction initiatives	2012	2012
Retail				$10	$52	$7
Closed or relocated 70 Famous Footwear stores	2011	2012
Plan to close or relocate 90 Famous Footwear stores	2012	Begin 2H’12
Closing 20 Brown Shoe Closet	End of 1H’12	2H’12
and F.X. LaSalle stores
Brands				($9)	$21	$0
Sold AND 1	3Q’11	4Q’11
Exited and licensed children’s wholesale business	1Q’12	2Q’12
Exiting some women's specialty and private brands	1Q’12	2Q’12
All US$M approximate		TOTAL	$210	$18	$80	$14

BROWN SHOE COMPANY:     INSPIRE PEOPLE     FEEL GOOD     LIVE BETTER     FEET FIRST

2. Strategy driving results : strong 1Q’12

•	Executing tough but necessary portfolio realignment work
–	Eliminating related indirect costs
•	Topline sales growth and good expense management
–	Good weather, earlier Easter holiday and easier quarterly comp
–	Seeing positive results from portfolio realignment efforts

US$M, except per share (unaudited)	1Q’12	1Q’11	Change
Consolidated net sales	$626.4	$619.6	1%
Gross profit	239.1	248.0	(3.6%)
Margin	38.2%	40.0%	-180 bps
Net earnings	$1.7	$3.7	(54%)
Per diluted share	$0.04	$0.08	(50%)
Adjusted earnings	$10.0	$7.0	44%
Adjusted per diluted share	$0.23	$0.16	44%
SG&A expenses	218.9	234.2	(6.5%)
% of net sales	35.0%	37.8%	-280 bps

BROWN SHOE COMPANY:     INSPIRE PEOPLE     FEEL GOOD     LIVE BETTER     FEET FIRST

3. Targeting long-term earnings growth

Continued execution of successful real estate strategy

Famous Footwear sales per square foot growth of 22%

[chart]

US$
$220
$180
$140
$100

2008
2009
2010
2011
2012P
2013P
2014P

BROWN SHOE COMPANY:     INSPIRE PEOPLE     FEEL GOOD     LIVE BETTER     FEET FIRST

3. Targeting long-term earnings growth

● Growing omni-channel to respond to consumer demand
- Optimizing shoes.com operating model
- Continuing to grow Famous Footwear omni-channel
- Maximizing Naturalizer by expanding omni-channel strategy

[chart]
Total E-commerce
sales growth

US$M
$200
$150
$100
$50
$0

2008
2009
2010
2011
2012P
2013P
2014P

[chart]
Famous.com
% of Famous Footwear sales

8%
6%
4%
2%
0%

2008
2009
2010
2011
2012P
2013P
2014P

[chart]
Naturalizer Sales
2011 sales by channel

Retail 24%
.com 3%
Dept. Stores 27%
Natl. Chain 7%
Shoe Chains 13%
Off Price 11%
Non-Store 9%
Indie 6%

BROWN SHOE COMPANY:     INSPIRE PEOPLE     FEEL GOOD     LIVE BETTER     FEET FIRST

3. Targeting long-term earnings growth

● Exiting brands as part of portfolio realignment
- Adapting to industry changes
● Aligning portfolio against long-term consumer trends
- Contemporary Fashion sharpening focus on key brands
- Healthy Living combining comfort with style
● Leads to targeted high-single digit operating margin by 2014

[chart]
Wholesale Sales
$871M in 2011

2008
2009
2010
2011
2012P
2013P
2014P

[chart]
Wholesale
Channel Penetration

BWS
Industry

40%
20%
0%

Dept.
Mass
Mid-Tier
Non-Store
Specialty
Athletic
Other

Footwear Industry source: NPD Consumer Panel 12 ME January 2012, retail dollars shown

[chart]
Contemporary Fashion
Sales of $279M in 2011

2008
2009
2010
2011
2012P
2013P
2014P

BROWN SHOE COMPANY:     INSPIRE PEOPLE     FEEL GOOD     LIVE BETTER     FEET FIRST

3. Targeting long-term earnings growth

Reducing SG&A and infrastructure costs

[chart]

SG&A as a Percent of Sales
40%
38%
36%
34%
32%
30%

2008
2009
2010
2011
2012P
2013P
2014P

BROWN SHOE COMPANY:     INSPIRE PEOPLE     FEEL GOOD     LIVE BETTER     FEET FIRST

4. Improving balance sheet strength

•	Improved capital structure and liquidity
•	Expanded revolver from $350M to $530M
•	Employing strong operational cash flows and efficient use of working capital to pay down outstanding borrowings
•	Improving debt to capital ratio

[chart]
Debt to Capital

60%
40%
20%
0%
-20%

2008
2009
2010
2011
2012P
2013P
2014P

[chart]
Working Capital(1)
as a percent of sales

18%
16%
14%
12%
10%
8%

2008
2009
2010
2011
2012P
2013P
2014P

[chart]
Net Current (Debt)(1)
US$M

$200
$100
$0
($100)
($200)

2008
2009
2010
2011
2012P
2013P
2014P

(1) excluding net current debt; (2) net current debt represents cash and cash equivalents less borrowings under revolving credit agreement

BROWN SHOE COMPANY:     INSPIRE PEOPLE     FEEL GOOD     LIVE BETTER     FEET FIRST

Results : steady progress toward long-term goals

● Realistic sales growth assumptions with focus on improving profitability
● Continued reduction of direct and indirect costs through portfolio realignment effort
● Long-term growth targets of 15% adjusted ROIC and adjusted operating margin of 8%

[chart]
Adjusted ROIC

2008    3.7%
2009    4.7%
2010    8.6%
2011    5.5%
2012P
2013P
2014P

[chart]
Adj. Operating Margin

2008    1.3%
2009    1.9%
2010    3.2%
2011    2.5%
2012P
2013P
2014P

Note:  adjusted ROIC is adjusted operating earnings (excluding certain gains, charges and recoveries) for the period adjusted for income taxes divided by the average month-end invested capital (shareholders’ equity plus long-term debt and revolver borrowings) during the period.  Adjusted operating margin is adjusted operating earnings divided by net sales.

BROWN SHOE COMPANY:     INSPIRE PEOPLE     FEEL GOOD     LIVE BETTER     FEET FIRST

Maintaining 2012 guidance

Metric	FY’12
Consolidated net sales	$2.57 to $2.59 billion
Famous Footwear same-store sales	Flat to up low single-digits
Wholesale Operations net sales	Down low single-digits, reflecting brand exits
Gross profit margin	Up 20 to 40 basis points
SG&A	$920 to $925 million
Non-recurring costs	~$20 million
Net interest expense	$23 to $25 million
Effective tax rate	38% to 40%
Earnings per diluted share	$0.53 to $0.65
Adjusted earnings per diluted share	$0.83 to $0.95
Depreciation and amortization	$57 to $58 million
Capital expenditures	$58 to $60 million

BROWN SHOE COMPANY:     INSPIRE PEOPLE     FEEL GOOD     LIVE BETTER     FEET FIRST

Why Brown Shoe Company

[graphic]

1.	Strong portfolio of brands aligned with consumer trends
2.	Executing against portfolio realignment efforts
3.	Targeting long-term earnings growth
4.	Well positioned balance sheet
5.	Strong management team

Not the same Brown Shoe Company... focused, dynamic and executing for improvement

BROWN SHOE COMPANY:     INSPIRE PEOPLE     FEEL GOOD     LIVE BETTER     FEET FIRST

[logo - Brown Shoe Company]

Additional Materials

BROWN SHOE COMPANY:     INSPIRE PEOPLE     FEEL GOOD     LIVE BETTER     FEET FIRST

Brown Shoe Company participants

Diane Sullivan
President and CEO
With BWS since 2004
Over 25 years industry experience
[graphic]

Russ Hammer
SVP and CFO
With BWS since 2012
Over 30 years finance experience
[graphic]

Rick Ausick
President, Famous Footwear
With BWS since 2002
Over 30 years industry experience
[graphic]

Sam Edelman
President, Sam Edelman Shoe
With BWS since 2010
Over 30 years industry experience
[graphic]

Dan Friedman
President, Global Supply Chain
With BWS since 2006
Over 25 years industry experience
[graphc]

John Mazurk
President, Healthy Living
With BWS since 2002
Over 30 years industry experience
[graphic]

Jay Schmidt
President, Contemporary Fashion
With BWS since 2008
Over 25 years industry experience
[graphic]

BROWN SHOE COMPANY:     INSPIRE PEOPLE     FEEL GOOD     LIVE BETTER     FEET FIRST

Brown Shoe Company participants

Brad Adams
SVP, D2C and shoes.com
With BWS since 1982
Over 30 years industry experience
[graphic]

Keith Duplain
SVP and GM, Dr. Scholl’s Shoes
With BWS since 2005
Over 17 years industry experience
[graphic]

Tim Joyce
SVP and GM, Brown California
With BWS since 2011
Over 30 years industry experience
[graphic]

John Malpiedi
SVP and GM, Naturalizer Brands
With BWS since 2003
Over 17 years industry experience
[graphic]

Donna Siciliano
SVP and GM, Franco Sarto,
With BWS since 2006
Over 24 years industry experience
[graphic]

Will Smith
SVP Marketing, Famous Footwear
With BWS since 2008
Over 25 years marketing experience
[graphic]

Deb Krivelow
VP and GM, LifeStride
With BWS since 2006
Over 18 years industry experience
[graphic]

Jennifer Masella
VP and GM, Image Brands
With BWS since 2010
Over 18 years industry experience
[graphic]

Peggy Reilly Tharp
Vice President, Investor Relations
With BWS since 2011
Over 12 years IR experience
[graphic]

Dave Vattes
Director of Footwear Innovation
With BWS since 2009
30 years industry experience
[graphic]

BROWN SHOE COMPANY:     INSPIRE PEOPLE     FEEL GOOD     LIVE BETTER     FEET FIRST

Brown Shoe Company structure

President and CEO
Global Supply Chain
Sourcing
Supply Chain
Talent and Strategy
Talent
Strategic Planning
International
Benefits
Famous Footwear
Healthy Living
Contemp. Fashion
Finance
Treasury
Finance
Information Systems
Investor Relations
Real Estate
Tax
General Counsel, Corp. Secy.
Audit
Legal
Risk Management

BROWN SHOE COMPANY:     INSPIRE PEOPLE     FEEL GOOD     LIVE BETTER     FEET FIRST

[graphic]

INSPIRE
PEOPLE
FEEL
GOOD
LIVE
BETER
FEET FIRST

For more information
Peggy Reilly Tharp
VP, Investor Relations
314.854.4134
ptharp@brownshoe.com